EXHIBIT-99.906CERT

CERTIFICATION

Pursuant to Section 906
 of the

Sarbanes-Oxley Act of 2002

Name of Registrant:	ING Series Fund, Inc.

Date of Form N-CSR:	September 30, 2014

The undersigned, the principal executive officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to Voya Series Fund, Inc. and will be retained by Voya Series Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 3rd day of December, 2014.

/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

CERTIFICATION

Pursuant to Section 906
 of the

Sarbanes-Oxley Act of 2002

Name of Registrant:	Voya Series Fund, Inc.

Date of Form N-CSR:	September 30, 2014

The undersigned, the principal executive officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to Voya Series Fund, Inc. and will be retained by Voya Series Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 3rd day of December, 2014.

/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer